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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 2001


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)
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         Delaware                     333-96403                33-0727357
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)


3 Ada
Irvine, California                                     92618
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 (Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (949) 790-8100
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                 Description
-----------            -----------                 -----------

1                      5.1                         Opinion and Consent of
                                                   Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OPTION ONE MORTGAGE
                                        ACCEPTANCE CORPORATION


                                        By:   /s/ Rod Colombi
                                           ----------------------------------
                                        Name:     Rod Colombi
                                        Title:    Vice President

Dated:  April 30, 2001

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.              Description
------            -----------              -----------

1                 5.1                      Opinion and Consent of Counsel